SCHEDULE 14A INFORMATION
(RULE 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [_]

Check the appropriate box:

[X]	Preliminary Proxy Statement

[_]	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

[_]	Definitive Proxy Statement

[_]	Definitive Additional Materials

[_]	Soliciting Material Under Rule 14a-12

AB Variable Products Series Fund, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[_]	Fee paid previously with preliminary materials:

[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

AB VARIABLE PRODUCTS SERIES FUND, INC.

66 Hudson Boulevard East, New York, New York 10001

Toll Free (800) 221-5672

June [ ], 2026

Dear Stockholders:

The Board of Directors (the “Board”) of AB Variable Products Series Fund, Inc. (the “Company”) is pleased to invite you to the Meeting of Stockholders (the “Meeting”) of the Company and each fund organized as a series of the Company (each, a “Fund” and, collectively, the “Funds”) to be held on August 3, 2026. The accompanying Notice of Meeting of Stockholders and the Proxy Statement present two proposals (each, a “Proposal” and, collectively, the “Proposals”) to be considered and voted on at the Meeting.

The Funds offer their shares to separate accounts of insurance companies (“Insurers”). As an owner of the assets held in the separate accounts, each Insurer is a stockholder of one or more Funds and is entitled to vote its shares of each Fund. However, each Insurer must vote the shares in accordance with the instructions received from owners of the variable contracts (the “Contract Owners”). You are receiving the Proxy Statement because you are a Contract Owner. For the limited purpose of the Proxy Statement, the terms “stockholder,” “you” and “your” refer to Contract Owners, as beneficial owners of Fund shares, and to the Insurers as the direct owners of the Fund shares, unless the context otherwise requires.

Your vote truly matters! No matter how many shares you own, your participation is important. Please take a moment to review the Proposals in the enclosed Proxy Statement.

At the Meeting, stockholders will be asked to consider and vote on two proposals. Under the first Proposal, stockholders will be asked to elect directors of the Company. Under the second Proposal, stockholders of each Fund will be asked to approve a new investment advisory agreement with AllianceBernstein L.P., the investment adviser to the Funds (the “Adviser”). The approval of new advisory agreements is being proposed as a result of certain anticipated changes in the ownership of the Adviser in connection with a planned merger, which is described in more detail in the accompanying Proxy Statement. Your vote is necessary to ensure the Funds can continue to be managed by the Adviser without interruption. No changes to fees, portfolio management, or the services provided are expected.

The Board has concluded that the Proposals are advisable and in the best interests of each Fund, and unanimously recommends that you vote “FOR” each of the Proposals.

Your attendance at the Meeting is not necessary. Voting is easy – you can vote in one of five ways:

•	By Internet through the website listed on your Proxy Card(s);

•	By telephone by calling the toll-free number listed on your Proxy Card(s) and following the recorded instructions;

•	By mail by signing and dating your Proxy Card(s) and returning it in the postage paid envelope;

•	By voting at the virtual Meeting on August 3, 2026;

•	By live agent by calling the Funds’ proxy solicitor, Sodali & Co. toll free at (800) 340-1778.

If you have any questions or need assistance, please call (800) 340-1778. Thank you for taking the time to participate in this important process.

Sincerely,

Onur Erzan
President

QUESTIONS AND ANSWERS

Q.	WHY DID YOU SEND ME THIS BOOKLET?

A.

Stockholders of the Funds are being asked to elect directors (“Directors”) of AB Variable Products Series Fund, Inc. (the “Company”). In addition, stockholders of each Fund are being asked to approve a new investment advisory agreement, as discussed in more detail below. Shares of each Fund are available in connection with investment in and payments under variable life insurance contracts and variable annuity contracts offered by the separate accounts, or subaccounts thereof, of certain life insurance companies (“Insurers”). The Insurers and their separate accounts are the stockholders of the Funds, but the Insurers offer to contract owners with interests in the separate accounts the opportunity to instruct them how to vote shares on the proposals (each, a “Proposal” and, collectively, the “Proposals”) presented at the Meeting. You are a contract owner as of June 12, 2026 (“Record Date”) and may have the right to instruct an Insurer as to the manner in which shares attributable to your contract should be voted.

This booklet contains the Notice of Meeting of Stockholders and the Proxy Statement that provides information you should review before exercising your right to instruct an Insurer how to vote on the Proposals that will be presented at the Meeting of Stockholders (the “Meeting”) of the Company and each fund organized as a series of the Company (each, a “Fund” and, collectively, the “Funds”).

For purposes of this Booklet, the terms “stockholder,” “you” and “your” refer to contract owners, as beneficial owners of Fund shares, and to Insurers and their separate account as the direct owners of Fund shares (unless otherwise provided).

Q.	WHY AM I BEING ASKED TO ELECT MEMBERS OF THE BOARD?

A.

The members of the Board of Directors (the “Board”) serve as representatives of stockholders of the Funds they oversee and for which they serve as a Director. Members of the Board have an obligation to serve the best interests of the Funds. The Investment Company Act of 1940, as amended (the “1940 Act”), requires a majority of the Directors to have been elected by stockholders of the Funds for which they serve. If, due to retirements and other reasons, less than a majority of Directors serving have been elected by stockholders, then the Company must call a stockholder meeting to elect Directors. In addition, the 1940 Act also provides that the Board may fill vacancies occurring between stockholder meetings if immediately after filling such vacancy at least two-thirds of the Directors have been elected by stockholders.

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Having all Directors elected by stockholders at this time permits the Board to fill vacancies in the future should it become necessary or desirable, subject to the requirements noted above. This would also provide the Board with the maximum flexibility to fill vacancies on the Board without the administrative burden and expense of calling a special meeting of stockholders.

The nominees for the Board are Alexander Chaloff, R. Jay Gerken, Jeffrey R. Holland, Jeanette W. Loeb, John A. Lovito, Carol C. McMullen, Garry L. Moody, and Emilie D. Wrapp. All nominees are current members of the Board.

Additional information regarding each nominee and the Proposal is set forth in the enclosed Proxy Statement.

Q.	WHY AM I BEING ASKED TO APPROVE NEW INVESTMENT ADVISORY AGREEMENTS?

A.

As required by the 1940 Act, each Fund’s current investment advisory agreement with AllianceBernstein L.P. (the “Adviser”) automatically terminates in the event of an assignment, which includes a direct or indirect transfer of a controlling block of the voting securities of the Adviser. This provision effectively requires a Fund’s stockholders to vote on a new investment advisory agreement if the Adviser experiences a direct or indirect transfer of a controlling block of its voting securities for purposes of the 1940 Act.

As described in more detail in the Proxy Statement, Equitable Holdings, Inc. (“Equitable”), the holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser, has entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Corebridge Financial, Inc. (“Corebridge”), and various Corebridge subsidiaries, to effect an all-stock merger transaction to combine their respective businesses into a newly formed company. It is anticipated that as a result of the merger, Equitable stockholders will own approximately 49% of the combined company and Corebridge stockholders will own approximately 51% of the combined company. This may constitute an indirect transfer of a “controlling block” of voting securities of the Adviser and an “assignment” causing a termination of each Fund’s current investment advisory agreement. To ensure continuation of the advisory services provided to each Fund, stockholders are being asked to approve a new investment advisory agreement.

The transaction is not expected to result in any changes to the contractual investment advisory fees charged to the Funds, the portfolio management of any Fund, or the nature and quality of services provided by the Adviser.

Q.	WHO IS ASKING FOR MY VOTE?

A.	The Board is asking you to vote at the Meeting on the Proposals. Details regarding the Proposals are set forth in the Proxy Statement. A summary of the Proposals is as follows:

•	The first Proposal is to consider and vote upon the election of Directors of the Company.

•	The second Proposal is to consider and vote upon the approval of a new investment advisory agreement for the Funds with the Adviser.

Each stockholder will be asked to vote on the Proposal(s) that applies to the Fund in which the stockholder holds shares.

Q.	HOW DO I VOTE MY SHARES?

A.

You can vote your shares online, by phone, or by mail. To vote online or by phone use the instructions and control numbers on your Proxy Card or Notice of Meeting of Stockholders, as applicable. To vote by mail, complete, sign, and date your Proxy Card, then return it in the postage-paid envelope. If you have questions related to the Meeting or need help voting, contact Sodali & Co. at (800) 340-1778.

You can help reduce stockholder costs by voting promptly. Your vote is important, regardless of the number of shares that you own. Please read the enclosed materials and vote your shares.

Q.	WILL THE PROPOSED INVESTMENT ADVISORY AGREEMENT AFFECT THE PORTFOLIO MANAGEMENT OR INVESTMENT STRATEGY OF ANY FUND?

A.

No. The investment objectives, principal investment strategies, investment processes and principal risks of the Funds will not change as a result of entering into the proposed new investment advisory agreement with the Adviser. Further, there are no anticipated changes to the portfolio management team of any Fund in connection with the proposed agreement.

Q.	DOES THE PROPOSED INVESTMENT ADVISORY AGREEMENT DIFFER FROM THE CURRENT ADVISORY AGREEMENT?

A.

No. The proposed new investment advisory agreement is identical in all material respects to the current investment advisory agreement, except with respect to the effective and termination dates. If the new agreement is approved and becomes effective, the Adviser will continue to provide advisory services to the Funds on the same terms and at the same contractual advisory fee rates as provided under the current investment advisory agreement, subject to any expense limitation. There is no anticipated change in the level, nature or quality of services provided to the Funds by the Adviser.

Q.	WHAT HAPPENS IF STOCKHOLDERS OF A FUND DO NOT APPROVE THE PROPOSED INVESTMENT ADVISORY AGREEMENT?

A.

If the stockholders of a Fund do not approve the proposed new investment advisory agreement of the Fund and no direct or indirect transfer of a controlling block of the Adviser’s voting securities occurs, the Adviser would continue to serve as adviser to the Fund under the current advisory agreement.

If the stockholders of a Fund do not approve the proposed new investment advisory agreement and a direct or indirect transfer of a controlling block of the Adviser’s voting securities occurs, the current investment advisory agreement would terminate and the Adviser would not be able to serve as adviser for the Fund to provide for continuity of service. Under these circumstances, the Board would need to take appropriate action, which could include, among other things, allowing the Fund to operate under an interim advisory agreement with a duration of no more than 150 days (which agreement has been approved by the Board, as discussed in the Proxy Statement).

If the stockholders of a Fund have not approved the proposed new investment advisory agreement by the expiration of the interim advisory agreement, the Board would need to consider other actions for the Fund, such as seeking approval of a new investment advisory agreement, liquidating the Fund, reorganizing the Fund with and into another investment company, or relying on other legal precedent or analysis in proceeding under the current agreement.

Q.	HOW DOES THE BOARD RECOMMEND I VOTE?

A.	The Board recommends that you vote “FOR” each Proposal.

Q.	WHO IS ELIGIBLE TO VOTE?

A.

Stockholders of record of the Funds at the close of business on June 12, 2026 are entitled to vote at the Meeting or any postponement or adjournment of the Meeting. You will be entitled to vote only on the Proposals with respect to the Fund or Funds of which you were a stockholder on the Record Date. If you owned shares on the Record Date, you have the right to vote even if you later redeemed the shares.

Q.	WHAT ROLE DOES THE BOARD PLAY?

A.	The business and affairs of each Fund are overseen by the Board. Each Director has an obligation to act in what he or she believes to be the best interests of the Fund, including approving and recommending the Proposals in the Proxy Statement. The background of each nominee for Director is described in the Proxy Statement.

Q.	HOW MANY VOTES ARE NEEDED TO APPROVE THE PROPOSALS?

A.

The election of each nominee for Director requires the affirmative vote of a plurality of the votes cast in the election of Directors for the Company, assuming the presence of a quorum. Under a plurality vote, the candidates who receive the highest number of votes will be elected, even if they receive approval from less than a majority of the votes cast. Because the Director nominees are running unopposed, the Director nominees are expected to be elected as Directors, as all Director nominees who receive votes in favor will be elected, so long as a quorum is present. Stockholders of Funds that are series of the Company will vote together for the election of Directors of the Company, e.g., with each share of each Fund that is a series of the Company having one vote. Abstentions and broker non-votes, if any, not being votes cast, will have no effect on the outcome of votes on the Proposal.

The approval of the new investment advisory agreement for a Fund requires the affirmative vote of the holders of a majority of that Fund’s outstanding voting securities as defined in the 1940 Act, which means the lesser of (a) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. The stockholders of each Fund vote separately on this Proposal. An abstention or broker non-vote, if any, will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against the Proposal.

Q.	WHAT IF THE PROPOSALS DO NOT RECEIVE SUFFICIENT VOTES BY THE TIME OF THE MEETING?

A.

If there are not sufficient votes by stockholders of a Fund to approve the Proposals by the time of the Meeting, the Meeting for the Fund is expected to be postponed or adjourned to permit further solicitation of proxy votes. If the Proposals are not approved at any final adjournment of such Meeting, the Board will consider what action, if any, would be in the best interests of the stockholders, which could include one of the actions noted above.

Q.	HOW CAN I AUTHORIZE PROXIES TO CAST MY VOTE?

A.

Please follow the instructions included on the enclosed Proxy Card or on the Important Notice Regarding the Availability of Proxy Materials for the Meeting of Stockholders to be Held on August 3, 2026. If you have questions related to the Meeting or need help voting, contact Sodali & Co. at (800) 340-1778.

v

Q.	WHAT IF I WANT TO REVOKE MY PROXY?

A.

You can revoke your proxy at any time prior to its exercise (i) by giving written notice to the Secretary of the Company at 66 Hudson Boulevard East, New York, New York 10001, (ii) by authorizing a later-dated proxy (either by signing and submitting another Proxy Card or by calling (800) 340-1778) or (iii) by voting at the virtual Meeting. Please note that attendance at the Meeting without voting will not be sufficient to revoke a previously authorized proxy.

Q.	WHO WILL COVER THE COSTS OF THIS PROXY SOLICITATION?

A.	It is expected that the Adviser will bear the proxy solicitation costs, including the printing and mailing of proxy materials, as well as the legal expenses of counsel relating thereto.

Q.	WHOM DO I CALL IF I HAVE QUESTIONS REGARDING THE PROXY?

A.	Please call (800) 340-1778 if you have questions.

AB VARIABLE PRODUCTS SERIES FUND, INC.

66 Hudson Boulevard East, New York, New York 10001

Toll Free (800) 221-5672

NOTICE OF MEETING OF STOCKHOLDERS

SCHEDULED FOR AUGUST 3, 2026

To the Stockholders of the Funds:

Notice is hereby given that a Meeting of Stockholders (the “Meeting”) of AB Variable Products Series Fund, Inc. (the “Company”) and each fund organized as a series of the Company (each, a “Fund”, and, collectively, the “Funds”) will be held on August 3, 2026, at 3:00 p.m., Eastern Time. The Meeting is designated as the “Annual” stockholder meeting for the Funds.

The Meeting will be held to consider and vote on the following proposals (the “Proposals”), which are more fully described in the accompanying Proxy Statement dated June [ ], 2026:

1.	To consider and vote upon the election of Directors of the Company, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

2.	To consider and vote upon the approval of a new investment advisory agreement for each Fund with AllianceBernstein L.P.

3.	To transact such other business as may properly come before the Meeting and any postponements or adjournments thereof.

The Board recommends that stockholders vote “FOR” each Proposal. The enclosed proxy for each Fund is being solicited on behalf of the Board of Directors of the Company.

The Meeting will be held in a virtual meeting format only, which will be conducted online. Stockholders may attend and vote at the virtual Meeting by following the instructions included in the accompanying Proxy Statement.

1

The Funds offer their shares to separate accounts of insurance companies (“Insurers”). As an owner of the assets held in the separate accounts, each Insurer is a stockholder of one or more Funds and is entitled to vote its shares of each Fund. However, each Insurer must vote the shares in accordance with the instructions received from owners of the variable contracts (the “Contract Owners”). The Insurers and their separate accounts are the stockholders of the Funds, but the Insurers offer to Contract Owners with interests in the separate accounts the opportunity to instruct them how to vote shares on the Proposals presented at the Meeting.

Any stockholder of record of a Fund at the close of business on June 12, 2026 is entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. You are a Contract Owner as of June 12, 2026 and may have the right to instruct an Insurer as to the manner in which shares attributable to your contract should be voted. The Proxy Statement and accompanying materials, or an Important Notice Regarding the Availability of Proxy Materials for the Meeting of Stockholders to be Held on August 3, 2026 (the “Notice of Internet Availability of Proxy Materials”), are being mailed to stockholders on or about June 24, 2026.

By Order of the Board of Directors,

Nancy E. Hay Secretary

New York, New York

June [ ], 2026

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YOUR VOTE IS IMPORTANT

If you received a Proxy Card in the mail, please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also authorize proxies to cast your vote by telephone or through the Internet. To do so, please follow the instructions on the enclosed Proxy Card or on the Notice of Internet Availability of Proxy Materials. Your vote is very important no matter how many shares you own. Please mark and mail or otherwise authorize your proxy promptly in order to save the Funds any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

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PROXY STATEMENT

AB VARIABLE PRODUCTS SERIES FUND, INC.

AB Balanced Hedged Allocation Portfolio

AB Discovery Value Portfolio

AB Dynamic Asset Allocation Portfolio

AB International Value Portfolio

AB Large Cap Growth Portfolio

AB Relative Value Portfolio

AB Small Cap Growth Portfolio

AB Sustainable Global Thematic Portfolio

MEETING OF STOCKHOLDERS

August 3, 2026

66 Hudson Boulevard East

New York, New York 10001

INTRODUCTION

This is a Proxy Statement for AB Variable Products Series Fund, Inc. (“AVP” or the “Company”) and each fund organized as a series of the Company listed above (each, a “Fund”, and, collectively, the “Funds”). The Board of Directors (the “Board” or the “Directors”) is soliciting proxies for a Meeting of Stockholders (the “Meeting”) to consider and vote on the proposals (each, a “Proposal” and, collectively, the “Proposals”) that are being recommended by the Board.

The Company is sending you this Proxy Statement to ask for your vote on the Proposals. The Meeting will be held on August 3, 2026 at 3:00 p.m., Eastern Time. The Meeting will be held in a virtual meeting format only, which will be conducted online via a live webcast. You will be able to attend and participate in the Meeting online. You may vote during the Meeting by following the instructions available on the Meeting website during the Meeting. There is no physical location for the Meeting.

The solicitation will be made primarily by mail and may also be made by telephone or through the Internet. It is expected that AllianceBernstein L.P. (the “Adviser”) will bear the proxy solicitation costs, including the printing and mailing of proxy materials, as well as the legal expenses of counsel relating thereto. Stockholders will receive either a copy of this Proxy Statement and the accompanying proxy materials, which are expected to be mailed on or about June 24, 2026, or an

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Stockholders to be Held on August 3, 2026 (the “Notice of Internet Availability of Proxy Materials”), which is expected to be mailed on or about June 24, 2026.

The Funds offer their shares to separate accounts of insurance companies (“Insurers”). As an owner of the assets held in the separate accounts, each Insurer is a stockholder of one or more Funds and is entitled to vote its shares of each Fund. However, each Insurer must vote the shares in accordance with the instructions received from owners of the variable contracts (the “Contract Owners”). You are receiving this Proxy Statement because you are a Contract Owner. For the limited purpose of this Proxy Statement, the terms “stockholder,” “you” and “your” refer to Contract Owners, as beneficial owners of Fund shares, and to the Insurers as the direct owners of the Fund shares, unless the context otherwise requires.

Any stockholder who owned shares of a Fund at the close of business on June 12, 2026 (the “Record Date”) is entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. You are a contract owner as of the Record Date and may have the right to instruct an Insurer as to the manner in which shares attributable to your contract should be voted. Each share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. Appendix A sets forth the number of shares of each Fund issued and outstanding as of the Record Date. The Meeting is designated as the “Annual” stockholder meeting for the Funds.

Whether or not you plan to attend the Meeting, we urge you to authorize a proxy to vote your shares in advance of the Meeting by one of the methods described in the proxy materials for the Meeting.

As permitted by law, a Fund may deliver one copy of this Proxy Statement to such Fund’s stockholders or Contract Owners residing at the same address, unless such stockholders or Contract Owners have notified the Fund of their desire to receive multiple copies of the stockholder reports and proxy statements that the Fund sends. If you would like to receive an additional copy, please call (800) 227-4618 or write to Mutual Fund Legal at AllianceBernstein L.P., 66 Hudson Boulevard East, New York, New York 10001. The Fund will then promptly deliver, upon request, a separate copy of this Proxy Statement to any stockholder or Contract Owner residing at an address to which only one copy was mailed. Stockholders of a Fund or Contract Owners wishing to receive separate copies of the Fund’s stockholder reports and proxy statements in the future, and stockholders or Contract Owners sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Important Notice Regarding Availability of Proxy Materials for the Meeting of Stockholders to be Held on Monday, August 3, 2026. This Proxy Statement is available on the Internet at https://www.alliancebernstein.com/corporate/en/corporate-responsibility/corporate-governance/proxy-voting/mutual-fund-proxy-statements.html or at https://proxyvotinginfo.com/p/
alliancebernstein2026.

PROPOSAL ONE:

ELECTION OF DIRECTORS

At the Meeting, stockholders of each Fund will vote on the election of Directors of the Company. Unless otherwise noted herein, each Director elected at the Meeting will serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

The individuals identified below have been nominated for election as Directors of the Company. All nominees are current members of the Board.

Section 16 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that fund directors must be elected by the holders of outstanding securities of a fund, with the exception that vacancies occurring between meetings may be filled in any otherwise legal manner so long as, immediately after a vacancy is filled, at least two-thirds of the directors were elected by security holders. In order to provide the Board with the maximum flexibility to fill vacancies on the Board without the administrative burden and expense of calling a special meeting of stockholders, the Board believes it is appropriate for all Director nominees to be submitted to stockholders for election.

Each nominee was recommended for nomination by the Fund’s Governance and Nominating Committee. The Committee, which, among other things, considers recommendations on nominations for Directors, reviewed the qualifications, experience, and background of the nominees. Based upon this review, the Committee recommended each nominee as a candidate for nomination as a Director. At meetings of Directors held on May 5-7, 2026, after discussion and further consideration of the matter, the Directors voted to nominate the nominees for election by stockholders.

Unless contrary instructions are received, it is the intention of the persons named as proxies in the accompanying Proxy Card to vote in favor of the nominees named below for election as Directors.

Independent Director Nominees

R. Jay Gerken

Jeffrey R. Holland

Jeanette W. Loeb

John A. Lovito

Carol C. McMullen

Garry L. Moody

Emilie D. Wrapp

Interested Director Nominee

Alexander Chaloff

Each nominee has consented to serve as a Director. The Board knows of no reason why any of the nominees would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board may determine, in its sole and absolute discretion.

Certain information concerning the nominees for Director is set forth below (nominees are referred to as Directors in the charts below).

Name, Address*, Age and (Year First Elected**)	Principal Occupation(s) During Past Five Years and Other Information	Portfolios in AB Funds Complex Overseen by Director***	Other Public Company Directorships Currently Held by Director
INDEPENDENT DIRECTORS
Garry L. Moody,# Chair of the Board 74 (2007)	Private Investor since prior to 2021. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax Department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He has served as Chairman of the AB Funds and Chairman of the Independent Directors Committees of the AB Funds since January 2023; he has served as a director or trustee of the AB Funds since 2008, and served as Chairman of the Audit Committees of the AB Funds from 2008 to February 2023. He has served as a director or trustee and Chair of the AB Funds Complex and Chair of the Independent Directors Committees of the AB Funds Complex since January 2025.	91	None

R. Jay Gerken,# 75 (2025)	Private Investor since prior to 2021. Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until	91	Associated Banc-Corp

Name, Address*, Age and (Year First Elected**)	Principal Occupation(s) During Past Five Years and Other Information	Portfolios in AB Funds Complex Overseen by Director***	Other Public Company Directorships Currently Held by Director
	June 2013. Previously, he was the President and Chair of the boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993. He was Chair of the Sanford C. Bernstein Fund, Inc. (“SCB”) Board and the AB Multi-Manager Alternative Fund (“AMMAF”) Board from July 2023 to December 2024; he has served as a director or trustee of the SCB Funds since July 2013 and AMMAF since December 2018 and served as Chair of the Audit Committees of the SCB Funds from July 2018 to June 2023 and Chair of the Audit Committee of AMMAF from December 2018 to June 2023. He has served as a director or trustee of the AB Funds Complex since January 2025.

Jeffrey R. Holland,# 60 (2025)	Private Investor since prior to 2021. Formerly, Limited Partner of Brown Brothers Harriman & Co. from 2014 to 2018. Prior thereto, General Partner of Brown Brothers Harriman & Co. from 2006 to 2013. He has served as a director or trustee of the SCB Funds and AMMAF since September 2019 and served as Chair of the Audit Committees of such Funds from July 2023 to December 2024. He has served as a director or trustee of the AB Funds Complex since January 2025.	91	None

Jeanette W. Loeb,# 73 (2020)	Private Investor since prior to 2021. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of MidCap Financial Investment Corporation (business development company) from August 2011 to July 2023 and a director of AMMAF from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and has served as Chair of the Governance and Nominating Committees of the AB Funds since August 2023. She has served as a director or trustee of the AB Funds Complex and as Chair of the Governance and Nominating Committees of the AB Funds Complex since January 2025.	91	None

Name, Address*, Age and (Year First Elected**)	Principal Occupation(s) During Past Five Years and Other Information	Portfolios in AB Funds Complex Overseen by Director***	Other Public Company Directorships Currently Held by Director

John A. Lovito,# 61	Private Investor since 2025. Formerly, Co-Chief Investment Officer Global Fixed Income/SVP at American Century Investments (2009-2025) where he held a number of senior positions including as a member of the Investment Oversight Committee, Product and Markets Committee and Extended Management Committee; Managing Director at Neuberger Berman (2001-2008) where he was a member of the Investment Committee and lead portfolio manager for Global and International Strategies; and Portfolio Manager at Brown Brothers Harriman (1986-2001). He has served as a director or trustee of the AB Funds Complex since June 1, 2026.	91	None

Carol C. McMullen,# 70 (2016)	Private Investor since prior to 2021. Formerly, a Member of the Advisory Board of Butcher Box from 2018 until March 2025, where she also served as Advisory Board Chair from June 2023 until March 2025. Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards. She has served as a director or trustee of the AB Funds since June 2016, and has served as Chair of the Audit Committees of such Funds since February 2023. She has served as a director or trustee of the AB Funds Complex and as Chair of the Audit Committees of the AB Funds Complex since January 2025.	91	None

Name, Address*, Age and (Year First Elected**)	Principal Occupation(s) During Past Five Years and Other Information	Portfolios in AB Funds Complex Overseen by Director***	Other Public Company Directorships Currently Held by Director

Emilie D. Wrapp,# 70 (2025)	Private Investor since July 2023. Formerly, Senior Vice President, Counsel, Assistant Secretary & Senior Mutual Fund Legal Advisor of the Adviser+ (January 2023 – June 2023). Prior thereto, Senior Vice President, Assistant Secretary, Counsel, and Head of Mutual Fund & Retail Legal of the Adviser+; Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”) since prior to 2021 until June 2023. She served as a member of the Advisory Board to the AB Funds from January 2024 to December 2024 (to May 2025 with respect to AllianceBernstein National Municipal Income Fund (“ANMIF”) and AllianceBernstein Global High Income Fund (“AGHIF”)). She served as a director or trustee of the AB Funds Complex, excluding ANMIF and AGHIF, since January 2025, and has served as a director or trustee of the AB Funds Complex since May 2025.	91	None

INTERESTED DIRECTOR
Alexander Chaloff,++ 54 (2025)	Senior Vice President of the Adviser+, with which he has been associated since prior to 2021. He has been Chief Investment Officer and Head of Investment & Wealth Strategies of Bernstein Private Wealth Management since April 2023. He previously served as Co-Head of the Investment Strategy Group since 2020. Prior to joining Bernstein Private Wealth Management in 2005, he was a managing director at Wilshire Associates, a leading global investment consultant, serving on the firm’s investment committee. He has served as President and Chief Executive Officer of the SCB Funds and AMMAF since April 2023. He has served as a director or trustee of the AB Funds Complex, excluding ANMIF and AGHIF, since January 2025 and has served as a director or trustee of the AB Funds Complex since March 2025.	91	None

*	The address for the Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department – Mutual Fund Legal, 66 Hudson Boulevard East, 28th Floor, New York, New York 10001.

**	There is no stated term of office for the Company’s Directors.

***	This is the total number of separate portfolios that a nominee for election as director would oversee if he or she were elected. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively as the “AB Funds Complex,” while all of these investment companies, except Bernstein Fund, Inc., Sanford C. Bernstein Fund, Inc. and AB Multi-Manager Alternative Fund, are referred to collectively as the “AB Funds”.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+	The Adviser is an affiliate of the Company.

++	Mr. Chaloff is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Company because of his affiliation with the Adviser.

The business and affairs of the Company are overseen by the Board. Directors who are not “interested persons” of the Company, as defined in the 1940 Act, are referred to as “Independent Directors”, and Directors who are “interested persons” of the Company are referred to as “Interested Directors”. Certain information concerning the Company’s governance structure and each Director is set forth below.

Experience, Skills, Attributes, and Qualifications of the Directors. The Governance and Nominating Committee of the Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Director, the Governance and Nominating Committee considers the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Board believes contributes to good governance for the Company. In assessing diversity of experience, the Governance and Nominating Committee takes account of a candidate’s educational and professional background, but also the diversity of experience a candidate derives from race, gender, ethnicity, religion, nationality, disability, sexual orientation, or cultural background. Additional information concerning the Governance and Nominating Committee’s consideration of nominees appears in the description of the Committee below.

The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Company and protecting the interests of stockholders. The Board has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each current Director during his or her tenure (including the Director’s commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing committees, working groups and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board’s conclusion that the Director should serve (or continue to serve) as trustee or director of the Fund, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In evaluating the Directors, the Board considered, among other things, that: Mr. Chaloff has business, finance and investment management experience as Head of Investment & Wealth Strategies of Bernstein Private Wealth Management of the Adviser, and he has served as President and Chief Executive Officer of the SCB Funds and AMMAF since April 2023; Mr. Gerken has investment management experience as a portfolio manager and executive officer, and he served as Chair of the SCB Funds Board and AMMAF Board from July 2023 to December 2024 and served as Chair of the Audit Committees of the SCB Funds from July 2018 to June 2023 and Chair of the Audit Committee of AMMAF from December 2018 to June 2023; Mr. Holland has business experience as a senior executive of a financial services firm, including experience in provision of custody and other services to investment funds globally, and he served as Chair of the Audit Committees of the SCB Funds and AMMAF from July 2023 to December 2024; Ms. Loeb has extensive experience in the financial services industry and in business more generally, including as a former executive and partner of a large global financial services company and as Chief Executive Officer of a private e-commerce company, a director and audit committee member of a large publicly traded business development company, and a director or trustee of numerous non-profit organizations including the United Nations Development Corporation and New York City Center and has served as Chair of the Governance and Nominating Committees of the AB Funds since August 2023 and has served as the Chair of the Governance and Nominating Committees of the AB Funds Complex since January 2025; Mr. Lovito has extensive investment management experience having served as Co-Chief Investment Officer of Global Fixed Income of a large investment management firm where he was also Co-Chair of the Global Fixed Income Investment Committee and a member of the firm’s Investment Oversight, Product and Markets and Expanded Management Committees; he also served as a portfolio manager at multiple investment management firms; Ms. McMullen has experience in talent management for a global technology consulting firm, served on the advisory board of a privately held e-commerce company, has served as director of a variety of privately held firms and non-profit boards (including as director of one of the 10 largest healthcare systems in the U.S. and Chair of a top U.S. com-

munity hospital), has extensive asset management industry experience including as Director of Global Investment Research for a major fund company and President of Wealth Management for a regional bank, and has served as Chair of the Audit Committees of the AB Funds since February 2023 and as the Chair of the Audit Committees of the AB Funds Complex since January 2025; Mr. Moody, a certified public accountant, has extensive experience in the asset management industry as a senior executive of a large fund complex and as Vice Chairman and U.S. and Global Investment Management Practice Managing Partner for a major accounting firm, and served as a member of the Board of Governors of the Investment Company Institute, the leading association representing regulated funds, including mutual funds, exchange-traded funds and closed-end funds, from October 2019 through September 2023, and also the Governing Council of the Independent Directors Council, a group created by the Investment Company Institute that aims to advance the education, communication and policy positions of investment company independent directors, where he also served as the Chairman of the Governance Committee from October 2021 through September 2023, served as Chairman of the Audit Committees of the AB Funds from 2008 to February 2023, served as Chairman of the AB Funds and the Independent Directors Committees of the AB Funds in 2023 and 2024, and has served as Chair of the AB Funds Complex and the Independent Directors Committees of the AB Funds Complex since January 2025; and Ms. Wrapp has extensive experience in the investment management industry, including as Senior Vice President, Assistant Secretary, Counsel and Head of Mutual Fund & Retail Legal of the Adviser, and as Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI, Chief Legal Officer and Secretary of the AB Funds and other registered investment companies advised by the Adviser, and has had extensive involvement in fund industry organizations including committees and working groups of the Investment Company Institute, and she served as an Advisory Board Member to the AB Funds from January 2024 to December 2024 (to May 2025 with respect to ANMIF and AGHIF). The disclosure herein of a Director’s experience, qualifications, attributes and skills does not impose on such Director, if elected, any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on any Director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

Board Structure and Oversight Function. The Board is responsible for oversight of the management of the Company. The Company has engaged the Adviser to manage the Funds on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Company’s other service providers in the operations of the Company in accordance with each Fund’s investment objective and policies and otherwise in accordance with its Prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund’s charter and bylaws. The Board meets at regularly scheduled meetings four times throughout the year. In addition, the Directors may meet at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established three standing committees – the Audit, Governance and Nominating and Independent Directors Committees – and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may, from time to time, engage consultants and other advisors, to assist them in performing their oversight responsibilities.

An Independent Director serves as Chair of the Board. The Chair’s duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board’s leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Company, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the Company is required to have an Independent Director as Chair pursuant to certain 2003 regulatory settlements involving the Adviser.

Risk Oversight. The Company is subject to a number of risks, including investment, compliance and operational risks, including cyber risks. Day-to-day risk management with respect to the Company resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Company; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of the Board’s general oversight of the Funds’ investment programs and operations and is addressed as part of various regular Board and committee activities. The Company’s investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Company’s and each other’s in the setting of priorities, the re-

sources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Chief Risk Officer of the Adviser), the Company’s Chief Compliance Officer, the Company’s independent registered public accounting firm, the Adviser’s internal legal counsel, the Adviser’s Chief Compliance Officer and internal auditors for the Adviser, as appropriate, regarding risks faced by the Company and the Adviser’s risk management programs. In addition, the Directors receive regular updates on cyber security matters from the Adviser.

Not all risks that may affect the Company can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Company or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals. As a result of the foregoing and other factors the Company’s ability to manage risk is subject to substantial limitations.

Board Committees. The Board has three standing committees – an Audit Committee, a Governance and Nominating Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating and Independent Directors Committees are identified above.

The function of the Audit Committee is to assist the Board in its oversight of the Funds’ accounting and financial reporting policies and practices. The Audit Committee met three times during each Fund’s most recently completed fiscal year.

The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. The Governance and Nominating Committee met four times during each Fund’s most recently completed fiscal year.

The Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Company and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director’s ability to perform his or her duties. The Committee may consider candidates for nomination as Direc-

tors submitted by the Company’s current Board members, officers, the Adviser, stockholders and other appropriate sources.

Pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a Director submitted by a stockholder or group of stockholders who have beneficially owned at least 5% of a Fund’s common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Company not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of stockholders. If the Company did not hold an annual meeting of stockholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Company begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of stockholders may be given in a stockholder report or other mailing to stockholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform stockholders.

Stockholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the stockholder or an associated person of the stockholder as defined below; (C) the class or series and number of all shares of a Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the stockholder believes that the candidate is or will be an “interested person” of the Company (as defined in the 1940 Act) and, if believed not to be an “interested person”, information regarding the candidate that will be sufficient for the Company to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors’ and officers’ questionnaire if elected; (iv) the stockholder’s consent to be named as such by the Company; (v) the class or series and number of all shares of each Fund of the Company owned beneficially and of record by the stockholder and any associated person of the stockholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Company’s record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the stockholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the stockholder. “Associated person of the stockholder” means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the stockholder or (b) the associated person of the stockholder.

The Governance and Nominating Committee may require the stockholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the stockholder to serve on the Board. If the stockholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

The Governance and Nominating Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate’s relevant knowledge, experience, and expertise, the candidate’s ability to carry out his or her duties in the best interests of the Company, and the candidate’s ability to qualify as an Independent Director. When assessing a candidate for nomination, the Committee considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met nine times during each Fund’s most recently completed fiscal year.

During each Fund’s fiscal year ended 2025, each Director attended at least 75% of all meetings of the Board of Directors and of each committee of the Board of Directors on which the Director served (during the period for which the Director served as a Director or committee member), with the exception of Mr. Chaloff, who attended less than 75% of the Board meetings, and Mr. Lovito, who was appointed as a Director of the Company effective June 1, 2026.

The Board has adopted a process for stockholders to send communications to the Board. To communicate with the Board or an individual Director of the Company, a stockholder must send a written communication to the Company’s principal office at the address listed in the Notice of Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board or the individual Director to whom or to which the communication is addressed.

Other Information

Additional information on Proposal One, including information on the principal officers of the Company, nominee ownership of Fund shares and Board compensation, is included in Appendix B (Additional Information on Proposal One) and Appendix C (Independent Registered Public Accounting Firm).

The Board unanimously recommends that the stockholders vote “FOR” each of the nominees to serve as a Director. The election of each nominee requires the affirmative vote of a plurality of the votes cast for the Company.

PROPOSAL TWO: APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Background

On March 26, 2026, Equitable Holdings, Inc., a Delaware corporation (“Equitable”), the owner of the Adviser, entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Equitable, Corebridge Financial, Inc., a Delaware corporation (“Corebridge”), and various Corebridge subsidiaries. Equitable and Corebridge have agreed, subject to the terms and conditions of the Merger Agreement, to effect an all-stock merger transaction to combine their respective businesses into a newly formed company (“HoldCo”). Equitable is the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser. Equitable also holds 68% of the outstanding partnership interests of the Adviser.

At the effective time of the merger, each issued and outstanding share of Equitable and Corebridge common stock, outstanding performance share units granted under any Equitable stock plan and preferred stock will be converted into, and become exchangeable for, newly created corresponding shares of HoldCo common stock or preferred stock with substantially identical powers, preferences, privileges and rights as the previously issued Equitable or Corebridge common or preferred stock. Upon closing, current Equitable stockholders will own approximately 49% of HoldCo and current Corebridge stockholders will own approximately 51% of HoldCo. HoldCo will be the indirect parent of AllianceBernstein Corporation and will hold 68% of the outstanding partnership interests of the Adviser.

Currently, the Adviser and its affiliates do not anticipate that the merger will have a material impact on the Adviser or any affiliate of the Adviser providing services to the Funds. The Adviser’s current leadership and key investment teams are expected to stay in place, and no change in senior management’s strategy for the Adviser is anticipated as a result of the implementation of the merger.

Completion of the merger is subject to certain regulatory approvals and other conditions. This planned merger gives rise to the proposal to approve new advisory agreements.

The Funds are subject to Section 15 of the 1940 Act. Section 15 provides that any investment advisory agreement with a registered investment company such as a Fund, must terminate automatically upon its “assignment,” which includes any direct or indirect transfer of a controlling block of outstanding voting securities of an investment adviser or the parent company of an investment adviser. Such transfer is often referred to as a “Change of Control Event.”

Whether a particular transaction results in a Change of Control Event depends on the facts and circumstances of the transaction. Section 2(a)(9) of the 1940 Act defines the term “control” as “the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company.” Section 2(a)(9) also creates certain rebuttable presumptions concerning “control” based on the ownership of a company’s voting securities. A “person” (defined to include individuals as well as companies) is presumed to “control” a company if the person beneficially owns more than 25% of the company’s voting securities, and is presumed not to control a company if the person beneficially owns 25% or less of the company’s voting securities “unless control actually exists in fact”. Under federal securities laws, the term “beneficial owner” is defined as a person who, either directly or indirectly, has or shares: (1) “voting power which includes the power to vote, or to direct the voting of” the ownership interest; or (2) “investment power which includes the power to dispose, or to direct the disposition of” the ownership interest. Using these definitions, any transaction that results in a person who is not a presumptive control person of an adviser to a registered fund becoming a presumptive control person of that adviser, or results in a person who was a presumptive control person of such adviser becoming a presumptive non-control person, constitutes an assignment of the advisory contract with the registered fund and results in its immediate termination. When that occurs, the assignment and the automatic termination provision of the advisory agreements is triggered. An automatic termination of the advisory agreements gives rise to the need for a stockholder vote to approve new advisory agreements with the Adviser reflecting its new ownership structure following the closing of the merger transaction.

It is anticipated that the closing of the transaction contemplated by the Merger Agreement may be deemed a Change of Control Event resulting in the automatic termination of the existing investment advisory agreement between the Adviser and the Company with respect to the Funds (the “Current Agreement”). In order to ensure that the existing investment advisory services can continue uninterrupted following the transaction, the Board has approved a new investment advisory agreement between the Adviser and the Company with respect to the Funds, in connection with the Merger Agreement. Stockholders are being asked to approve the new investment advisory agreement with the Adviser approved by the Board (the “Proposed Agreement”), which would, if approved by stockholders, be effective upon the later of such approval and the Change of Control Event. This agreement is described under the heading “Description of the Proposed Agreement” below.

The Adviser anticipates compliance with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides, in pertinent part, that affiliated persons of an adviser may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such an adviser which results in an assignment of an investment advisory or sub-advisory agreement if, for a period of three years after the time of such a transaction, at least 75% of the members of the board of any investment company which it oversees are not “interested persons” (as defined in the 1940 Act) of the new or old investment adviser; and, if, for a two-year period, there is no “unfair burden” imposed on any such investment company as a result of the transaction. The Board currently satisfies the 75% requirement of Section 15(f) and is expected to do so at the time of the merger transaction and the Adviser has represented to the Board that it will use its best efforts to ensure its and its affiliates’ compliance with the unfair burden condition for so long as this requirement of Section 15(f) applies.

Discussion

At the Meeting, stockholders of each Fund will be asked to consider and vote to approve the Proposed Agreement to ensure that existing investment advisory services can continue uninterrupted following the closing of the transaction contemplated by the Merger Agreement. A general description of the Proposed Agreement is included below.

As discussed above in the section entitled “Background,” the closing of the transaction contemplated by the Merger Agreement may result in a Change of Control Event, which would result in the automatic termination of the advisory agreement for each Fund with the Adviser.

At in-person Board meetings (the “Board Meeting”) held on May 5-7, 2026, the Adviser presented its recommendation that the Board consider and approve the Proposed Agreement. The Board approved the Proposed Agreement for the Funds at the Board Meeting, and recommended that stockholders of the Funds vote to approve the Proposed Agreement at the Meeting. The factors that the Board considered in approving the Proposed Agreement are set forth below under “Board Consideration of the Proposed Agreement” and in Appendix G to this Proxy Statement. Accordingly, the Board recommended approval of the Proposed Agreement by stockholders of the Funds, as discussed in this Proxy Statement.

The Adviser

The Adviser is a Delaware limited partnership with principal offices at 501 Commerce Street, Nashville, Tennessee 37203. The Adviser is a leading global investment adviser supervising client accounts with assets as of March 31, 2026 totaling approximately $839 billion (of which approximately $158 billion represented assets of registered investment companies sponsored by the Adviser). As of March 31, 2026, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 11 of the nation’s FORTUNE 100 companies), for public employee retirement funds in 33 of the 50 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 26 registered investment companies managed by the Adviser, comprising approximately 91 separate investment portfolios, had as of March 31, 2026 approximately 2 million stockholder accounts.

Equitable (formerly AXA Equitable Holdings, Inc.) is a leading financial services company in the U.S. and consists of two well-established principal franchises, Equitable Financial Life Insurance Company and AllianceBernstein.

AllianceBernstein Corporation (an indirect wholly-owned subsidiary of Equitable) owns 100,000 general partnership units in AllianceBernstein Holding L.P. and a 1% general partnership interest in the Adviser.

As of March 31, 2026, the direct ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

Equitable Holdings and its subsidiaries	68.0%
AllianceBernstein Holding L.P.	31.4%
Unaffiliated holders	0.6%

100.0%

Including both the general partnership and limited partnership interests in AB Holding and the Adviser, Equitable and its subsidiaries have an approximate 68.0% economic interest in the Adviser as of March 31, 2026.

The names and principal occupations of the Adviser’s chief executive officer (also a director) and directors are set forth below. Unless otherwise indicated, the business address of each person listed below is 501 Commerce Street, Nashville, Tennessee 37203.

Name	Principal Occupation
Joan Lamm-Tennant	Chair of the Board of the Adviser and Chair of the Board of Equitable, Equitable Financial Life Insurance Company (“Equitable Financial”) and Equitable Financial Insurance Company of America (“Equitable America”).

Seth Bernstein	Chief Executive Officer of the Adviser and Senior Executive Vice President and Head of Investment Management and Research of Equitable.

Bruce Holley	Managing Director of Alvarez & Marsal’s Financial Services Industry Practice.

Daniel Kaye	Director of Equitable, Equitable Financial and Equitable America. Director of CME Group, Inc.

Name	Principal Occupation

Nick Lane	Head of Retirement, Wealth Management & Protection Solutions of Equitable. President of Equitable Financial.

Das Narayandas	Edsel Bryant Ford Professor of Business Administration at Harvard Business School.

Mark Pearson	Director, President and Chief Executive Officer of Equitable. CEO and Director of Equitable Financial and Equitable America.

Robin Raju	Chief Financial Officer of Equitable.

Charles Stonehill	Director of Equitable, Equitable America and Equitable Financial.

Todd Walthall	Independent Director.

Description of the Proposed Agreement

The description of the Proposed Agreement that follows is qualified entirely by reference to the form of Proposed Agreement included in Appendix D to this Proxy Statement. (As indicated below, the advisory fee rate for each Fund is provided in Appendix E.) The Proposed Agreement is identical in all material respects to the Current Agreement, except that it reflects new effective and termination dates, as the Proposed Agreement would, if approved by stockholders of the Fund, become effective upon the later of such approval and the Change of Control Event. The material terms of the Proposed Agreement are discussed in more detail below.

	Proposed Agreement	Proposed Changes from Current Agreement
Contractual Management Fees	Appendix E includes the fee schedules for each Fund and provides information on the fees paid to the Adviser by each registered investment company with an investment objective similar to the investment objectives of the Funds.	No change is proposed in connection with the Proposal.

Advisory Services	The Proposed Agreement provides that the Adviser will, subject to the oversight of the Directors and in accordance with the Funds’ prospectus, manage the investment and reinvestment of the assets of the Fund and administer its affairs. In this regard, it is the responsibility of the Adviser to make investment and reinvestment decisions for each Fund and to place the purchase and sale orders for each Fund. The Adviser provides research and advice, continuously supervises the investment portfolio of each Fund and pays the costs of certain clerical and administrative services involved in portfolio management.	No change is proposed in connection with the Proposal.

	Proposed Agreement	Proposed Changes from Current Agreement

Reimbursement of Administrative Expenses	The Proposed Agreement for the Funds includes a provision for the reimbursement to the Adviser of the costs of certain administrative services, including clerical, accounting, and other services, that the Adviser provides to the Funds at the request of the Funds. Appendix F includes information on the amounts paid by the Funds to the Adviser with respect to the administrative services described above during the most recent fiscal year of each Fund, as applicable.	No change is proposed in connection with the Proposal.

Other Expenses	The Proposed Agreement for the Funds provides that each Fund is responsible for the payment of various expenses, including: (a) payment of the fee payable under the Proposed Agreement; (b) custody, transfer and dividend disbursing expenses; (c) fees of Directors who are not affiliated persons of the Adviser; (d) legal and auditing expenses; (e) clerical, accounting and other office costs; (f) the cost of certain personnel, who may be employees of the Adviser or its affiliates, that provide clerical, accounting and other services to such Fund; (g) costs of printing prospectuses and stockholder reports; (h) the cost of maintenance of corporate existence; (i) interest charges, taxes, brokerage fees and commissions; (j) costs of stationary and supplies; (k) expenses and fees related to registration and filing with the SEC and with state regulatory authorities; and (l) promotional expenses paid pursuant to any Rule 12b-1 Plan.	No change is proposed in connection with the Proposal.

Exculpatory Provisions	The Proposed Agreement provides that the Adviser shall not be liable thereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing in the Proposed Agreement shall be deemed to protect, or purport to protect, the Adviser against any liability to the particular Fund or to its stockholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties thereunder, or by reason of the Adviser’s reckless disregard of its obligations and duties thereunder.	No change is proposed in connection with the Proposal.

	Proposed Agreement	Proposed Changes from Current Agreement

Term and Continuance	The Proposed Agreement would, if approved by stockholders of the Fund, become effective upon the later of such approval and the Change of Control Event. The Proposed Agreement would continue in effect for one year from its effective date and thereafter from year to year provided that its continuance is specifically approved at least annually by a vote of a majority of the Fund’s outstanding voting securities or by the Board, and in either case, by a majority of the Directors who are not parties to the Agreement or “interested persons” of any such party at a meeting called for the purpose of voting on such matter.	No change is proposed in connection with the Proposal. The Proposed Agreement would differ only to the extent of its effective and termination dates.

Termination	The Proposed Agreement automatically terminates upon assignment and is terminable with respect to a Fund at any time without penalty by vote of the holders of a majority of the outstanding voting securities of the Fund or by vote of the directors of the Fund, in either case on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Fund. For more information on when the Current Agreement was last approved by stockholders, see Appendix E.	No change is proposed in connection with the Proposal.

Board Consideration of the Proposed Agreement

As described above, the Merger Agreement contemplates a transaction that may result ultimately in an indirect Change of Control Event for the Adviser, which in turn would result in the automatic termination of the Current Agreement. At the Board Meeting, the Adviser presented its recommendation that the Board consider and approve the Proposed Agreement. Following review and discussion with the Adviser, the Board, including a majority of the Directors who are not interested persons of the Funds (the “Independent Directors”) as defined in the 1940 Act, approved at the Board Meeting the Proposed Agreement with the Adviser. The Board, including the Independent Directors, also considered and approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) at the Board Meeting, to be effective only in the event that stockholder approval of the Proposed Agreement had not been obtained as of the date of the Change of Control Event resulting in the automatic termination of the investment advisory agreement.

The decision by the Board, including a majority of the Independent Directors, to approve the Proposed Agreement and Interim Advisory Agreement and to

recommend approval of the Proposed Agreement by stockholders of the Funds was based on a determination by the Board that it would be advisable and in the best interests of the Funds for the Adviser to continue providing investment advisory and related services for the Funds, without interruption.

The Board, including the Independent Directors, recommends approval of the Proposed Agreement for the Funds by stockholders of the Funds.

The Board reviewed detailed information on the Merger Agreement, including the ownership and control structure of the Adviser and its affiliated entities both before and after the transaction that may result ultimately in an indirect Change of Control Event for the Adviser. The Board reviewed information about the potential impact of the transaction contemplated by the Merger Agreement on the Adviser and each of the Adviser’s affiliates that provides services to the Funds The Board considered the Adviser’s statement that it does not anticipate that the Merger Agreement will have a material impact on the Adviser or any affiliates of the Adviser with respect to operations, personnel, organizational structure, capitalization, or financial and other resources.

The Board further noted the Adviser’s representation that the Adviser anticipates compliance with the conditions of Section 15(f) of the 1940 Act, including that it will use its best efforts to ensure its and its affiliates’ compliance with the unfair burden condition for so long as the requirements of Section 15(f) apply.

The Board reviewed the Proposed Agreement and Interim Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The Independent Directors also discussed the proposed approvals in private sessions with their counsel.

A further description of the process followed by the Board in approving the Proposed Agreement for the Funds, including information reviewed, certain material factors considered, and certain related conclusions reached, is set forth in Appendix G to this Proxy Statement.

Approval of Proposal Two requires the affirmative vote of the holders of a “majority of the outstanding voting securities,” of each Fund, as defined in the 1940 Act, which means the lesser of (i) 67% or more of the voting securities of the Fund present or represented by proxy if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund (“1940 Act Majority Vote”).

The Board, including the Independent Directors, unanimously recommends that the stockholders of the Funds vote “FOR” Proposal Two.

PROXY VOTING AND STOCKHOLDER MEETINGS

Stockholders may vote by attending the Meeting virtually and by following the instructions available on the Meeting website, by properly executing and returning the enclosed Proxy Card or by authorizing a proxy to vote their shares by telephone or through the Internet using the instructions provided on the enclosed Proxy Card.

Stockholders are encouraged to access the Meeting website prior to the start time to allow ample time to log into the Meeting webcast and test their computer system. For questions relating to participation at the Meeting by remote communication, please call Sodali & Co. (“Sodali”) at (800) 340-1778.

All properly executed and timely received proxies will be exercised at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked on the proxies, the votes entitled to be cast by the stockholder will be cast (i) “FOR” the election of each of the nominees as a Director (Proposal One) and (ii) “FOR” the approval of the investment advisory agreements (Proposal Two).

Those Insurers who hold shares directly may authorize their proxies to cast their votes by completing a Proxy Card and returning it by mail in the enclosed postage-paid envelope as well as by telephoning toll free (855) 995-1705 or by authorizing a proxy through the Internet at www.proxyvotenow.com/abvps and following the directions on the Proxy Card. Contract Owners, as beneficial owners of Fund shares, have the opportunity to instruct the Insurers, as the stockholder of record, how to vote shares attributable to each variable contract. The Insurers will vote all such shares in accordance with the instructions timely given by the Contract Owners with assets invested in the Funds. Instructions to be followed by a stockholder of record to authorize a proxy via telephone or through the Internet, including use of the control number on the stockholder’s Proxy Card and Notice of Internet Availability of Proxy Materials, are designed to verify stockholder identities, to allow stockholders to give voting instructions and to confirm that stockholder instructions have been recorded properly. Stockholders who authorize proxies by telephone or through the Internet should not also return a Proxy Card. A stockholder of record may revoke the stockholder’s proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Company at 66 Hudson Boulevard East, New York, New York 10001, by authorizing a later-dated proxy (either by signing and mailing another Proxy Card or by telephone or through the Internet, as indicated above), or by attending and voting at the virtual Meeting. Attendance alone is not sufficient to revoke a previously authorized proxy.

Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an “abstention”) or represent a broker “non-

vote”, if any (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote).

The approval of Proposal One for the Company requires the affirmative vote of a plurality of the votes cast, assuming the presence of a quorum. Under a plurality vote, the candidates who receive the highest number of votes will be elected, even if they receive approval from less than a majority of the votes cast. Because the nominees are running unopposed, the nominees are expected to be elected as Directors, as all nominees who receive votes in favor will be elected. Abstentions and broker non-votes, if any, not being votes cast, will have no effect on the outcome of Proposal One.

The approval of Proposal Two for a Fund requires a 1940 Act Majority Vote. The stockholders of each Fund vote separately on Proposal Two. An abstention or broker non-vote, if any, will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against Proposal Two.

If any matter other than the Proposals properly comes before the Meeting, the shares represented by proxies will be voted on all such other proposals in the discretion of the person or persons voting the proxies.

A quorum for the Meeting will consist of the presence in person or by proxy of the holders of one-third of a Fund’s shares entitled to vote at the Meeting. In the event a quorum is not present at the Meeting, or, even if a quorum is so present, if sufficient votes in favor of the position recommended by the Board on a proposal for a Fund described in the Proxy Statement are not timely received, the Chairman of the Board of that Fund is expected to authorize, or the persons named as proxies are expected to propose and vote for one or more adjournments of the Meeting for that Fund up to 120 days after the Record Date to permit further solicitation of proxies without notice other than announcement at the Meeting. If a proposal to adjourn is submitted to stockholders, shares represented by proxies indicating a vote contrary to the position recommended by the Board on the proposal will be voted against adjournment as to that proposal.

Stockholders of each Fund will vote separately on the new investment advisory agreement for their Fund and on any other matter that may properly come before the meeting for that Fund. An unfavorable vote by the stockholders of one Fund will not affect the vote on the new investment advisory agreement or any other matter by the stockholders of another Fund.

Each Fund has engaged Sodali, 430 Park Avenue, 14th Floor, New York, New York 10022, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies for the Meeting. Sodali will receive fees of approximately $133,000 for its proxy solicitation services, which includes the costs of printing and mailing proxy materials and reimbursement for certain other costs and out-of-pocket expenses incurred in connection with its services, all of which will be borne by the Adviser. The Adviser and Sodali may solicit proxies personally and by mail, telephone, fax, e-mail, text or the Internet.

Other Information

INFORMATION AS TO THE INVESTMENT ADVISER,

ADMINISTRATOR, AND DISTRIBUTOR OF THE FUNDS

Each Fund’s investment adviser is AllianceBernstein L.P., 501 Commerce Street, Nashville, Tennessee 37203. The Adviser also provides administrative services for the Funds and is reimbursed by certain Funds for the costs of such services. State Street Bank and Trust Company, which serves as custodian and accounting agent for the Funds, also provides administrative services to certain of the Funds. Each Fund’s distributor is AllianceBernstein Investments, Inc. (“ABI”), 501 Commerce Street, Nashville, Tennessee 37203. See Appendix H for the fees paid by each Fund to certain affiliates of the Adviser over the Fund’s most recently completed fiscal year and any commissions paid to affiliated broker-dealers over that same period. See Appendix F for the costs reimbursed by the Funds to the Adviser for certain administrative services over the most recently completed fiscal year for each Fund.

OTHER MATTERS

Management of each Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

STOCK OWNERSHIP

Information regarding person(s) who owned of record or were known by a Fund to beneficially own 5% or more of the Fund’s shares (or class of shares, if applicable) on May 26, 2026 is provided in Appendix I.

SUBMISSION OF PROPOSALS

FOR NEXT ANNUAL MEETING OF STOCKHOLDERS

The Funds do not hold stockholder meetings annually. As such, the anticipated date of the next stockholder meeting of a Fund cannot be provided.

Any stockholder who wishes to submit a proposal to be included in the Fund’s proxy statement and form of proxy card for a Fund’s next meeting of stockholders should send the proposal to the Fund so as to be received within a reasonable time before a Fund begins to print and mail its proxy materials relating to such meeting. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement or presented at the meeting. A stockholder proposal may be presented at a meeting of stockholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and are in accordance with the applicable Fund’s governing instruments.

REPORTS TO STOCKHOLDERS

Each Fund will furnish each person to whom this Proxy Statement or Notice of Internet Availability of Proxy Materials is delivered with a copy of its latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge. To request a copy, please call AllianceBernstein Investments, Inc. at (800) 221-5672 or contact Mutual Fund Legal at AllianceBernstein L.P., 66 Hudson Boulevard East, New York, New York 10001.

By Order of the Board of Directors,

Nancy E. Hay Secretary

June [ ], 2026

New York, New York

APPENDIX A – SHARES OUTSTANDING AS OF THE RECORD DATE

The following table sets forth the outstanding shares of each Fund as of the Record Date. Each full share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

Fund (Place of Organization)	Class A	Class B	Outstanding Shares
AB Variable Products Series Fund, Inc. (MD)
AB Balanced Hedged Allocation Portfolio	[ ]	[ ]	[ ]
AB Discovery Value Portfolio	[ ]	[ ]	[ ]
AB Dynamic Asset Allocation Portfolio	[ ]	[ ]	[ ]
AB International Value Portfolio	[ ]	[ ]	[ ]
AB Large Cap Growth Portfolio	[ ]	[ ]	[ ]
AB Relative Value Portfolio	[ ]	[ ]	[ ]
AB Small Cap Growth Portfolio	[ ]	[ ]	[ ]
AB Sustainable Global Thematic Portfolio	[ ]	[ ]	[ ]

A-1

APPENDIX B – ADDITIONAL INFORMATION ON PROPOSAL ONE

Additional information on Proposal One, including information on the principal officers of the Company, nominee ownership of Fund shares and Board compensation, is presented below.

Principal Officers of the Company

Certain information concerning the officers of the Company is set forth below. The officers of the Company are elected annually by the Board of Directors until his or her successor is duly elected and qualifies.

Name, Address* and Age	Position(s) Held with Funds (Month and Year First Elected)	Principal Occupation During the Past Five Years
Onur Erzan, 50	President and Chief Executive Officer (04/21)	President of the Adviser**, with which he has been associated since January 2021, and he oversees the Private Wealth Management, Global Private Alternatives and Global Asset Management Distribution businesses, in addition to the firm’s Strategy and Corporate Development functions. He serves as Chair of the AB Operating Committee and is also a member of the Equitable Holdings Management Committee. President and Chief Executive Officer of the AB Mutual Funds, AllianceBernstein National Municipal Income Fund, Inc. (“ANMIF”) and AllianceBernstein Global High Income Fund, Inc. (“AGHIF”) since April 2021 and the AB ETFs as of May 2022. Director of AB Funds from April 2021 to December 2024, and from April 2021 to March 2025 with respect to ANMIF and AGHIF. Prior to joining the Adviser in 2021, he was at McKinsey & Company for almost 20 years, where he most recently held the position of senior partner and co-leader of its Wealth & Asset Management practice. He has also served on the boards of Graham Windham and Turkish Philanthropy Funds.

Nancy E. Hay, 53	Secretary (12/22)	Senior Vice President and Associate General Counsel of the Adviser**, with which she has been associated since prior to 2021 and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**.

Name, Address* and Age	Position(s) Held with Funds (Month and Year First Elected)	Principal Occupation During the Past Five Years

Michael B. Reyes, 49	Senior Vice President (08/18)	Senior Vice President of the Adviser**, with which he has been associated since prior to 2021.

Stephen M. Woetzel, 54	Treasurer and Chief Financial Officer (11/23)	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)** , with which he has been associated since prior to 2021.

Jennifer Friedland, 51	Chief Compliance Officer (01/23)	Senior Vice President of the Adviser**, with which she has been associated since 2021 and Mutual Fund Chief Compliance Officer (of all AB Funds since January 2023 and of the AB ETFs since 2022) and Director of Subadvisory Fund Compliance.

Vercelia Petty, 53	Controller (02/26)	Vice President of ABIS**, with which she has been associated since prior to 2021.

*	The address for each of the Company’s officers is 501 Commerce Street, Nashville, Tennessee 37203.
**	The Adviser, ABI and ABIS are affiliates of the Company.

Additional Information on the Directors

As of May 12, 2026, no nominee for Director, nor any of their immediate family members, owned beneficially or of record any class of securities in the Adviser or a Fund’s distributor or a person (other than a registered investment company) directly or indirectly “controlling,” “controlled by,” or “under common control with” (within the meaning of the 1940 Act) the Adviser or the Fund’s distributor.

Ownership in the Funds

The dollar range of the Funds’ securities owned by each Director or Director nominee and the aggregate dollar range of securities owned in the AB Fund Complex as of May 12, 2026 are set forth below.

	Independent Directors and Independent Director Nominees							Interested Director and Interested Director Nominee
Fund	R. Jay Gerken	Jeffrey R. Holland	Jeanette W. Loeb	John A. Lovito*	Carol C. McMullen	Garry L. Moody	Emilie D. Wrapp	Alexander Chaloff
AB Variable Products Series Fund, Inc.
AB Balanced Hedged Allocation Portfolio	None	None	None	None	None	None	None	None
AB Discovery Value Portfolio	None	None	None	None	None	None	None	None
AB Dynamic Asset Allocation Portfolio	None	None	None	None	None	None	None	None
AB International Value Portfolio	None	None	None	None	None	None	None	None
AB Large Cap Growth Portfolio	None	None	None	None	None	None	None	None
AB Relative Value Portfolio	None	None	None	None	None	None	None	None
AB Small Cap Growth Portfolio	None	None	None	None	None	None	None	None
AB Sustainable Global Thematic Portfolio	None	None	None	None	None	None	None	None
Aggregate Dollar Range of Equity Securities in the AB Funds Complex	Over $100,000	Over $100,000	Over $100,000	None	Over $100,000	Over $100,000	Over $100,000	Over $100,000

*	Mr. Lovito was appointed as a Director of the Company effective June 1, 2026.

Compensation From the Funds

None of the Funds pay any fees to, or reimburse expenses of, its Directors who are considered “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. The aggregate compensation paid to the Directors and Director nominees for a Fund during each Fund’s respective fiscal year ended 2025, the aggregate compensation paid to the Directors during calendar year 2025 by all of the investment companies in the AB Funds Complex, and the total number of investment companies in the AB Funds Complex as to which the Directors are a director or trustee, and the number of investment portfolios as to which the Directors are directors or trustees are set forth below. During each Fund’s respective fiscal year ended 2025, neither the Funds nor any other investment company in the AB Funds Complex paid compensation in the form of pension or retirement benefits to any of its Directors or paid compensation to officers of the Funds.

	Independent Directors								Interested Director
Fund	Jorge A. Bermudez*	R. Jay Gerken	Jeffrey R. Holland	Jeanette W. Loeb	John A. Lovito**	Carol C. McMullen	Garry L. Moody	Emilie D. Wrapp	Alexander Chaloff
AB Variable Products Series Fund, Inc.
AB Balanced Hedged Allocation Portfolio	$2,260	$2,260	$2,260	$2,600	$0	$2,711	$3,278	$2,260	$0
AB Discovery Value Portfolio	$2,894	$2,894	$2,894	$3,328	$0	$3,471	$4,196	$2,894	$0
AB Dynamic Asset Allocation Portfolio	$2,375	$2,375	$2,375	$2,731	$0	$2,848	$3,444	$2,375	$0
AB International Value Portfolio	$2,425	$2,425	$2,425	$2,788	$0	$2,908	$3,516	$2,425	$0
AB Large Cap Growth Portfolio	$3,253	$3,253	$3,253	$3,741	$0	$3,903	$4,717	$3,253	$0
AB Relative Value Portfolio	$3,277	$3,277	$3,277	$3,768	$0	$3,931	$4,751	$3,277	$0
AB Small Cap Growth Portfolio	$2,144	$2,144	$2,144	$2,466	$0	$2,571	$3,109	$2,144	$0
AB Sustainable Global Thematic Portfolio	$2,267	$2,267	$2,267	$2,607	$0	$2,718	$3,286	$2,267	$0
Compensation from the AB Funds Complex, including the Funds during 2025***	$380,000	$380,000	$380,000	$437,000	$0	$456,000	$551,000	$365,862	$0

*	Mr. Bermudez resigned as a Director of the Company effective May 4, 2026.
**	Mr. Lovito was appointed as a Director of the Company effective June 1, 2026.
***

Represents compensation from 26 investment companies (91 investment portfolios) within the AB Funds Complex, including the Funds, as to which the Director is a Director or Trustee. This amount also includes compensation received from certain investment companies advised by the Adviser that are not included in this Proxy Statement due to their respective liquidations occurring prior to the Record Date.

APPENDIX C – INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Certain information regarding the independent registered public accounting firm for the Funds whose stockholders are to vote on Proposal One regarding the election of Fund Directors is provided below.

Independent Auditor for the Company

The Board has selected Ernst & Young LLP to serve as the Company’s independent registered public accounting firm. Ernst & Young LLP has audited the accounts of each Fund for its last two fiscal years, and has represented that it does not have any direct financial interest or any material indirect financial interest in the Funds. Representatives of Ernst & Young LLP are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Independent Auditor’s Fees

The following table sets forth the aggregate fees billed by the Company’s independent registered public accounting firm identified above, for each Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation. The following table also shows aggregate non-audit services provided to the Fund, the Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund.

Fund	Audit Fees ($)		Audit-Related Fees ($)		Tax Fees ($)		All Fees for Non-Audit Services Provided to the Fund, the Adviser and Service Affiliates ($)		Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees) ($)
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
AB Variable Products Series Fund, Inc.
AB Balanced Hedged Allocation Portfolio	45,000	45,000	0	0	16,003	9,274	1,467,814	1,765,978	16,003 — (16,003)	9,274 — (9,274)
AB Discovery Value Portfolio	37,394	37,394	0	0	11,836	6,602	1,463,646	1,763,306	11,836 — (11,836)	6,602 — (6,602)
AB Dynamic Asset Allocation Portfolio	55,000	55,000	0	0	30,667	24,499	1,482,477	1,781,203	30,667 — (30,667)	24,499 — (24,499)
AB International Value Portfolio	44,022	44,022	0	0	23,857	12,660	1,475,667	1,769,364	23,857 — (23,857)	12,660 — (12,660)

Fund	Audit Fees ($)		Audit-Related Fees ($)		Tax Fees ($)		All Fees for Non-Audit Services Provided to the Fund, the Adviser and Service Affiliates ($)		Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees) ($)
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
AB Large Cap Growth Portfolio	32,974	32,974	0	0	10,178	1,770	1,461,989	1,758,474	10,178 — (10,178)	1,770 — (1,770)
AB Relative Value Portfolio	32,974	32,974	0	0	15,262	3,780	1,467,072	1,760,484	15,262 — (15,262)	3,780 — (3,780)
AB Small Cap Growth Portfolio	32,974	32,974	0	0	10,586	1,893	1,462,396	1,758,597	10,586 — (10,586)	1,893 — (1,893)
AB Sustainable Global Thematic Portfolio	44,022	44,022	0	0	20,048	4,222	1,471,859	1,760,926	20,048 — (20,048)	4,222 — (4,222)

The Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Funds by the Company’s independent registered public accounting firm. The Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Company.

All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees are for services pre-approved by the Audit Committee.

The Audit Committee has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Company’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

APPENDIX D – FORM OF PROPOSED AGREEMENT

The form of Proposed Agreement discussed in this Proxy Statement appears below.

FORM OF INVESTMENT ADVISORY CONTRACT

AB VARIABLE PRODUCTS SERIES FUND, INC.

66 Hudson Boulevard East

New York, New York 10001

[   ], 2026

AllianceBernstein L.P.

501 Commerce Street

Nashville, Tennessee 37203

Dear Sirs:

We herewith confirm our agreement with you as follows:

1.  We are an open-end management investment company registered under the Investment Company Act of 1940 (the “Act”). We are currently authorized to issue separate classes of shares and our Directors are authorized to reclassify and issue any unissued shares to any number of additional classes or series (Portfolios) each having its own investment objective, policies and restrictions, all as more fully described in the Prospectus and the Statement of Additional Information constituting parts of the Registration Statement filed on our behalf under the Securities Act of 1933 and the Act. We are engaged in the business of investing and reinvesting our assets in securities of the type and in accordance with the limitations specified in our Articles of Incorporation, By-Laws, Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Act, and any representations made in our Prospectus and Statement of Additional Information, all in such manner and to such extent as may from time to time be authorized by our Directors. We enclose copies of the documents listed above and will from time to time furnish you with any amendments thereof.

2.  (a)  We hereby employ you to manage the investment and reinvestment of the assets in each of our Portfolios as above specified, and, without limiting the generality of the foregoing, to provide management and other services specified below.

     (b)  You will make decisions with respect to all purchases and sales of securities in each of our Portfolios. To carry out such decisions, you are hereby authorized, as our agent and attorney-in-fact, for our account and at our risk and in our name, to place orders for the investment and reinvestment of our assets. In all purchases, sales and other transactions in securities in each of our Portfolios you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as we might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

(c)  You will report to our Directors at each meeting thereof all changes in each Portfolio since the prior report, and will also keep us in touch with important developments affecting any Portfolio and on your own initiative will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in our Portfolios, the industries in which they engage, or the conditions prevailing in the economy generally. You will also furnish us with such statistical and analytical information with respect to securities in each of our Portfolios as you may believe appropriate or as we reasonably may request. In making such purchases and sales of securities, you will bear in mind the policies set from time to time by our Directors as well as the limitations imposed by our Articles of Incorporation and our Registration Statement under the Act and the Securities Act of 1933, the limitations in the Act and of the Internal Revenue Code of 1986, as amended, in respect of regulated investment companies and the investment objective, policies and restrictions for each of our Portfolios.

(d)  It is understood that you will from time to time employ or associate with yourselves such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder, the cost of performance of such duties to be borne and paid by you. No obligation may be incurred on our behalf in any such respect. During the continuance of this agreement at our request you will provide to us persons satisfactory to our Directors to serve as our officers. You or your affiliates will also provide persons, who may be our officers, to render such clerical, accounting and other services to us as we may from time to time request of you. Such personnel may be employees of you or your affiliates. We will pay to you or your affiliates the cost of such personnel for rendering such services to us at such rates as shall from time to time be agreed upon between us, provided that all time devoted to the investment or reinvestment of securities in each of our Portfolios shall be for your account. Nothing contained herein shall be construed to restrict our right to hire our own employees or to contract for services to be performed by third parties. Furthermore, you or your affiliates (other than us) shall furnish us without charge with such management supervision and assistance and such office facilities as you may believe appropriate or as we may reasonably request subject to the requirements of any regulatory authority to which you may be subject. You or your affiliates (other than us) shall also be responsible for the payment of any expenses incurred in promoting the sale of our shares (other than the portion of promotional expenses to be borne by us in accordance with an effective plan pursuant to Rule 12b-l under the Act and costs of printing our prospectuses and other reports to stockholders and fees related to registration with the Securities and Exchange Commission and with state regulatory authorities).

3.  It is further agreed that you shall be responsible for the portion of the net expenses of each of our Portfolios (except interest, taxes, brokerage, fees paid in accordance with an effective plan pursuant to Rule 12b-l under the Act, expenditures which are capitalized in accordance with generally acceptable accounting principles and extraordinary expenses, all to the extent permitted by applicable state law and regulation) incurred by us during each of our fiscal years or portion thereof that this agreement is in effect between us which, as to a Portfolio, in any such year exceeds the limits applicable to such Portfolio under the laws or regulations of any state in which our shares are qualified for sale (reduced pro rata for any portion of less than a year). We hereby confirm that, subject to the foregoing, we shall be responsible and hereby assume the obligation for payment of all our other expenses, including: (a) payment of the fee payable to you under paragraph 5 hereof; (b) custody, transfer and dividend disbursing expenses; (c) fees of directors who are not your affiliated persons; (d) legal and auditing expenses; (e) clerical, accounting and other office costs; (f) the cost of personnel providing services to us, as provided in subparagraph (d) of paragraph 2 above; (g) costs of printing our prospectuses and stockholder reports; (h) cost of maintenance of corporate existence; (i) interest charges, taxes, brokerage fees and commissions; (j) costs of stationery and supplies; (k) expenses and fees related to registration and filing with the Securities and Exchange Commission and with state regulatory authorities and (1) such promotional expenses as may be contemplated by an effective plan pursuant to Rule 12b- l under the Act provided, however, that our payment of such promotional expenses shall be in the amount, and in accordance with the procedures, set forth in such plan.

4.  We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

5.  In consideration of the foregoing, we will pay you a monthly fee at an annual rate equal to the Applicable Percentage, as defined below, of the average daily value of the net assets of each Portfolio managed by you. Such fee shall be accrued by us daily and shall be payable in arrears on the last day of each calendar month for services performed hereunder during such month. Your reimbursement, if any, of our expenses as provided in paragraph 3 hereof, shall be estimated and paid to us monthly in arrears, at the same time as our payment to you for such month. Payment of the advisory fee will be reduced or postponed, if necessary, with any adjustments made after the end of the year. The Applicable Percentage shall be: for our [    ] Portfolio, a fee of [  ] of such Portfolio’s average net assets.

6.  This agreement shall become effective on the date hereof and shall remain in effect with respect to each Portfolio for a term of one year from the date hereof, and shall continue in effect thereafter with respect to each such Portfolio so long as its continuance is specifically approved at least annually by our Directors or by majority vote of the holders of the outstanding voting securities (as defined in the Act) of such Portfolio, and, in either case, by a majority of our Directors who are not parties to this agreement or interested persons, as defined in the Act, of any such party (other than as our directors) provided further, however, that if the continuation of this agreement is not approved as to a Portfolio, you may continue to render to such Portfolio the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder. Upon the effectiveness of this agreement, it shall supersede all previous agreements between us covering the subject matter hereof. This agreement may be terminated with respect to any Portfolio at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities (as so defined) of such Portfolio, or by a vote of a majority of our Directors on sixty days’ written notice to you, or by you with respect to any Portfolio on sixty days’ written notice to us.

7.  This agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this agreement shall terminate automatically in the event of such transfer, assignment, sale, hypothecation or pledge by you. The terms “transfer”, “assignment” and “sale” as used in this paragraph shall have the meanings ascribed thereto by governing law and any interpretation thereof contained in rules or regulations promulgated by the Securities and Exchange Commission thereunder.

8. (a)  Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your employees, or any of the Directors of AllianceBernstein Corporation, your general partner, who may also be a Director of ours, or persons otherwise affiliated with us (within the meaning of the Act), to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

(b)  You will notify us of any change in the general partners of your partnership within a reasonable time after such change.

9. If you cease to act as our investment adviser, or in any event, if you so request in writing, we agree to take all necessary action to change the name of our corporation to a name not including the word “Alliance”. You may from time to time make available without charge to us for our use such marks or symbols owned by you, including marks or symbols containing the name “Alliance” or any variation thereof, as you may consider appropriate. Any such marks or symbols so made available will remain your property and will have the right, upon notice in writing, to require us to cease the use of such mark or symbol at any time.

If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

Very truly yours,
AB Variable Products Series Fund, Inc.
By:
Name:
Title:

Agree to and accepted [   ], 2026

AllianceBernstein L.P.

By:
Name:
Title:

APPENDIX E – INFORMATION REGARDING CURRENT AGREEMENT

The Adviser currently serves as investment adviser to the Funds pursuant to the current investment advisory agreement. The table below sets forth the date of each Fund’s current investment advisory agreement, the date it was last submitted to a vote of stockholders (in order to approve the agreement), the annual rate of the advisory fee, the annual rate at which advisory fees were paid by each Fund to the Adviser for the most recently ended fiscal year, the aggregate amount of advisory fees paid by each Fund to the Adviser for the Fund’s most recently ended fiscal year and each Fund’s net assets as of the most recently ended fiscal year. The table also reflects information regarding the fee rate paid to the Adviser and the net assets of each registered investment company with an investment objective similar to the investment objectives of the Funds.

Growth of Capital

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AB Variable Products Series Fund, Inc.
AB Discovery Value Portfolio	May 1, 2001	October 11, 2018	0.75% of the first $2.5 billion, 0.65% of the next $2.5 billion and 0.60% in excess of $5 billion of the Fund’s average daily net assets	0.75%	5,064,223	686,240,460	Y

AB International Value Portfolio	May 1, 2001	October 11, 2018	0.75% of the first $2.5 billion, 0.65% of the next $2.5 billion and 0.60% in excess of $5 billion of the Fund’s average daily net assets	0.75%	2,210,674	319,621,085	Y

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AB Large Cap Growth Portfolio	July 22, 1992, as amended	October 11, 2018	0.60% of the first $2.5 billion, 0.50% of the next $2.5 billion and 0.45% in excess of $5 billion of the Fund’s average daily net assets	0.60%	5,801,294	1,015,482,318	Y

AB Relative Value Portfolio	September 27, 1990	October 11, 2018	0.55% of the first $2.5 billion, 0.45% of the next $2.5 billion and 0.40% in excess of $5 billion of the Fund’s average daily net assets	0.54%	5,550,922	1,056,489,479	Y

AB Small Cap Growth Portfolio	August 5, 1996	October 11, 2018	0.75% of the first $2.5 billion, 0.65% of the next $2.5 billion and 0.60% in excess of $5 billion of the Fund’s average daily net assets	0.75%	441,586	47,929,307	Y

AB Sustainable Global Thematic Portfolio	January 11, 1996	October 11, 2018	0.75% of the first $2.5 billion, 0.65% of the next $2.5 billion and 0.60% in excess of $5 billion of the Fund’s average daily net assets	0.69%	1,190,614	157,604,515	Y

Total Return

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AB Variable Products Series Fund, Inc.
AB Balanced Hedged Allocation Portfolio	May 1, 2004	October 11, 2018	0.45% of the first $2.5 billion, 0.425% of the next $2.5 billion and 0.40% in excess of $5 billion of the Fund’s average daily net assets	0.44%	692,973	153,440,104	Y

AB Dynamic Asset Allocation Portfolio	April 1, 2011	October 11, 2018	0.70% of the Fund’s average daily net assets	0.70%	1,731,505	244,915,394	Y

APPENDIX F – REIMBURSEMENT OF ADMINISTRATIVE EXPENSES TO THE ADVISER

The following table sets forth the costs reimbursed by the Funds to the Adviser for certain administrative services, including clerical, accounting, legal and other services, and associated overhead costs, for the respective fiscal year ends.

Fund	Fiscal Year Ended	Amount Reimbursed for Administrative Services ($)	Amount Waived by the Adviser ($)
AB Variable Products Series Fund, Inc.
AB Balanced Hedged Allocation Portfolio	12/31/2025	109,785	13,709
AB Discovery Value Portfolio	12/31/2025	107,856	18,044
AB Dynamic Asset Allocation Portfolio	12/31/2025	103,069	249,136
AB International Value Portfolio	12/31/2025	106,376	18,017
AB Large Cap Growth Portfolio	12/31/2025	107,936	27,353
AB Relative Value Portfolio	12/31/2025	104,033	67,152
AB Small Cap Growth Portfolio	12/31/2025	107,133	244,281
AB Sustainable Global Thematic Portfolio	12/31/2025	103,543	88,144

F-1

APPENDIX G – BOARD CONSIDERATION OF THE PROPOSED AGREEMENT

At a meeting of the Board held in-person on May 5-7, 2026, the Adviser presented its recommendation that the Board consider and approve the Proposed Agreement in respect of each Fund. The Current Agreement in respect of each Fund provides for automatic termination in the event of an assignment, and the closing of the transaction contemplated by the Merger Agreement may result in an assignment. The Proposed Agreement is being considered to take effect upon the closing, subject to stockholder approval. In connection with their approval of the Proposed Agreement in respect of each Fund, the Board considered its conclusions in connection with its most recent approval of the Current Agreement, in particular in cases where the last approval of the Current Agreement in respect of a Fund was relatively recent, including the Board’s general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. Also in connection with their approval of the Proposed Agreement, the Board considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Board since their most recent approval of the Current Agreement in respect of a Fund that would be a material consideration to the Board in connection with their consideration of the Proposed Agreement, except for matters disclosed to the Board by the Adviser. The Directors considered the fact that the Proposed Agreement would have corresponding terms and conditions identical to those of the Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreement, including the management fees, were fair and reasonable in light of the services performed under the Current Agreement and to be performed under the Proposed Agreement, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Merger Agreement and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that the Proposed Agreement, similar to the Current Agreement, provides that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Funds to the Adviser than the fee rate stated in the Proposed Agreement. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the Directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to each Fund under the Proposed Agreement.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years

2024 and 2025, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the Directors. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses. The Directors noted that certain Funds, as applicable, were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds and the money market fund advised by the Adviser in which the Funds invest, as applicable, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Class B shares of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreement was approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds,

their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors determined to continue to monitor the performance of certain Funds closely and concluded that the investment performance of each other Fund was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the “15(c) provider”) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Vice President and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund stockholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of each Fund’s management fee, the Directors also considered the total expense ratio of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all.

The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

Interim Advisory Agreement

In approving the Interim Advisory Agreement, the Board with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreement. The Interim Advisory Agreement approved by the Board is identical to the Proposed Agreement, as well as the Current Agreement, in all material respects except for its proposed effective and termination dates and pro-visions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreement, the Adviser would continue to manage a Fund until a new advisory agreement was approved by stockholders or until the end of the 150-day period after termination of the Current Agreement, whichever would occur earlier. All fees earned by the Adviser under the Interim Advisory Agreement would be held in escrow pending stockholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

APPENDIX H – FEES PAID TO AFFILIATES OF THE ADVISER

The following table sets forth the fees paid to ABI (the “Distributor”) and AllianceBernstein Investor Services, Inc. (the “Transfer Agent”). During each Fund’s most recently completed fiscal year, the Funds did not pay brokerage commissions to any affiliated broker.

Fund	Fiscal Year Ended	Fees Paid to the Distributor ($)	Fees Paid to the Transfer Agent ($)
AB Variable Products Series Fund, Inc.
AB Balanced Hedged Allocation Portfolio	12/31/2025	347,788	2,000
AB Discovery Value Portfolio	12/31/2025	1,013,595	2,000
AB Dynamic Asset Allocation Portfolio	12/31/2025	617,895	2,000
AB International Value Portfolio	12/31/2025	603,241	2,000
AB Large Cap Growth Portfolio	12/31/2025	1,471,829	2,000
AB Relative Value Portfolio	12/31/2025	1,773,058	2,000
AB Small Cap Growth Portfolio	12/31/2025	81,297	2,000
AB Sustainable Global Thematic Portfolio	12/31/2025	239,197	2,000

H-1

APPENDIX I – STOCK OWNERSHIP

To the knowledge of each Fund, as of May 26, 2026, the persons below owned of record or beneficially 5% or more of the noted class of outstanding shares of the Fund.

Fund	Class	Name	Location	Number of Shares of Class	% of Class
AVP AB Balanced Hedged Allocation Portfolio	A	American General Life Insurance Company of Delaware	Houston, TX	1,129,779	82.20%
	A	The United States Life Insurance Company in the City of New York	Houston, TX	129,796	9.44%
	B	Delaware Life Insurance Company	Zionsville, IN	2,037,877	15.20%
	B	SunAmerica Annuity and Life Assurance Company	Houston, TX	795,762	5.93%
	B	Talcott Resolution Life and Annuity Insurance Company	Windsor, CT	1,520,907	11.34%
	B	Transamerica Life Insurance Company	Cedar Rapids, IA	5,806,296	43.30%
AVP AB Discovery Value Portfolio	A	Lincoln Life Variable Annuity	Fort Wayne, IN	10,141,950	61.32%
	A	Nationwide Life Insurance Company	Columbus, OH	1,103,248	6.67%
	A	New York Life Insurance and Annuity Corporation	Tampa, FL	1,640,043	9.92%
	B	Lincoln Life Variable Annuity	Fort Wayne, IN	10,187,832	44.07%
	B	Nationwide Life Insurance Company	Columbus, OH	6,221,960	26.91%
	B	Talcott Resolution Life Insurance Company	Windsor, CT	1,519,040	6.57%
AVP AB Dynamic Asset Allocation Portfolio	A	Nationwide Life Insurance Company	Columbus, OH	3,444	17.76%
	A	Nationwide Life Insurance Company	Columbus, OH	1,615	8.33%
	A	Nationwide Life & Annuity Insurance Company	Columbus, OH	14,331	73.90%
	B	Delaware Life Insurance Company	Zionsville, IN	3,517,660	16.58%
	B	Minnesota Mutual Life	Saint Paul, MN	15,935,635	75.09%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
AVP AB International Value Portfolio	A	Lincoln Life Variable Annuity	Fort Wayne, IN	758,580	29.10%
	A	Minnesota Mutual Life	Saint Paul, MN	203,876	7.82%
	A	Nationwide Life Insurance Company	Columbus, OH	273,118	10.48%
	A	Nationwide Life Insurance Company	Columbus, OH	312,371	11.98%
	B	Delaware Life Insurance Company	Zionsville, IN	762,833	6.38%
	B	GE Life and Annuity Assurance Company	Richmond, VA	888,519	7.43%
	B	IDS Life Insurance Company	Minneapolis, MN	5,729,101	47.91%
	B	Talcott Resolution Life and Annuity Insurance Company	Windsor, CT	1,682,618	14.07%
	B	Talcott Resolution Life Insurance Company	Hartford, CT	857,286	7.17%
AVP AB Large Cap Growth Portfolio	A	American General Life Insurance Company of Delaware	Houston, TX	366,114	8.90%
	A	American General Life Insurance Company of Delaware	Houston, TX	516,967	12.57%
	A	New York Life Insurance and Annuity Corporation	Tampa, FL	322,314	7.84%
	A	RiverSource Life Insurance Company	Minneapolis, MN	425,013	10.34%
	A	Transamerica Life Insurance Company	Cedar Rapids, IA	321,270	7.81%
	A	Transamerica Life Insurance Company	Cedar Rapids, IA	1,019,989	24.81%
	B	IDS Life Insurance Company	Minneapolis, MN	3,300,049	42.69%
	B	Protective Life Insurance Company	Birmingham, AL	1,679,151	21.72%
AVP AB Relative Value Portfolio	A	American General Life Insurance Company of Delaware	Houston, TX	630,615	5.72%
	A	Jefferson National Life Insurance Company	Columbus, OH	698,154	6.34%
	A	Lincoln Life Variable Annuity	Fort Wayne, IN	1,034,259	9.39%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	A	Mac & Co.	Pittsburgh, PA	1,728,450	15.69%
	A	Mac & Co.	Pittsburgh, PA	838,910	7.61%
	A	Mac & Co.	Pittsburgh, PA	1,164,529	10.57%
	A	Nationwide Life Insurance Company	Columbus, OH	1,478,243	13.42%
	A	Protective Life Insurance Company	Birmingham, AL	782,014	7.10%
	B	IDS Life Insurance Company	Minneapolis, MN	4,191,725	19.90%
	B	New York Life Insurance and Annuity Corporation	Tampa, FL	2,563,289	12.17%
	B	Transamerica Life Insurance Company	Cedar Rapids, IA	7,413,738	35.19%
AVP AB Small Cap Growth Portfolio	A	American General Life Insurance Company of Delaware	Houston, TX	454,302	20.94%
	A	Lincoln Benefit Life Insurance Company	Palatine, IL	133,044	6.13%
	A	New York Life Insurance and Annuity Corporation	Tampa, FL	790,202	36.42%
	A	Principal Life Insurance Company	Des Moines, IA	153,095	7.06%
	A	Principal Life Insurance Company	Des Moines, IA	135,073	6.23%
	A	Principal National Life Insurance Company	Des Moines, IA	165,451	7.63%
	B	Delaware Life Insurance Company	Zionsville, IN	721,355	40.77%
	B	GE Life and Annuity Assurance Company	Richmond, VA	335,742	18.98%
	B	Jefferson National Life Insurance Company	Columbus, OH	102,985	5.82%
	B	Protective Life Insurance Company	Birmingham, AL	106,488	6.02%
	B	SunAmerica Annuity and Life Assurance Company	Houston, TX	222,502	12.58%
AVP AB Sustainable Global Thematic Portfolio	A	American General Life Insurance Company of Delaware	Houston, TX	133,546	6.74%
	A	Lincoln Life Variable Annuity	Fort Wayne, IN	1,416,699	71.50%
	A	Transamerica Financial Life Insurance Company	Cedar Rapids, IA	113,786	5.74%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	A	Transamerica Life Insurance Company	Cedar Rapids, IA	117,720	5.94%
	B	Guardian Insurance and Annuity Company, Inc.	Bethlehem, PA	251,900	8.56%
	B	IDS Life Insurance Company	Minneapolis, MN	267,820	9.10%
	B	Lincoln Life Variable Annuity	Fort Wayne, IN	1,473,357	50.07%

A stockholder who owns of record or beneficially more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a stockholder vote. To the knowledge of each Fund, as of May 26, 2026, no person owned of record or beneficially more than 25% of a Fund’s outstanding voting securities.

AB Variable Products Series Fund, Inc.

NOTICE OF MEETING OF

STOCKHOLDERS AND

PROXY STATEMENT

June [ ], 2026

PO Box 211230, Eagan, MN 55121-9984 VOTE ONLINE 1. Read the proxy statement. 2. Go to: www.proxyvotenow.com/abvps 3. Follow the simple instructions. VOTE BY PHONE 1. Read the proxy statement and have the proxy card at hand. 2. Call toll-free: 855-995-1705 3. Follow the simple instructions. VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card 3. Sign, date and return the proxy card in the envelope provided. AB VARIABLE PRODUCTS SERIES FUND, INC. PROXY FOR THE MEETING OF STOCKHOLDERS TO BE HELD AUGUST 3, 2026 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of the Funds listed on the reverse side (each a “Fund,” and collectively the “Funds”) hereby appoints each of Carol Rappa and Nancy E. Hay, collectively or individually, as proxies for the undersigned, with the power of substitution of each, to vote and act with respect to all shares of the Funds, which the undersigned is entitled to vote at the Meeting of Stockholders (the “Meeting”) to be held virtually at 3:00 p.m., Eastern Time, on August 3, 2026, and at any postponements or adjournments thereof, upon the proposals described in the accompanying Notice of the Meeting of Stockholders and Proxy Statement, which has been received by the undersigned and the terms of each of which are incorporated by reference, and any other matter(s) that may come before the Meeting and to otherwise represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting, revoking all prior proxies given in connection with the Meeting. The proxies named will vote the shares represented by this proxy in accordance with the votes indicated on this ballot. IF THIS PROXY IS PROPERLY EXECUTED BUT NO VOTE IS INDICATED AS TO THE PROPOSAL(S), THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR ALL” WITH RESPECT TO THE ELECTION OF DIRECTORS AND “FOR” THE PROPOSAL TO APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. CONTROL NUMBER AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted. Signature(s) and Title(s), if applicable Sign in the box above Date Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one 100438_ABVPS name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title. 100438_ABVPS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Meeting of Stockholders to be held on August 3, 2026. Please refer to the Proxy Statement for a discussion of each of these matters. The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/alliancebernstein2026. This card represents all your accounts with the same registration and address. YOUR FUNDS YOUR FUNDS YOUR FUNDS FundName1 FundName2 FundName3 FundName4 FundName5 FundName6 This proxy is solicited on behalf of the Board of Directors. It will be voted as specified. If no specification is made, this proxy will be voted “FOR ALL” with respect to the election of Directors and “FOR” the proposal to approve the new investment advisory agreement. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on these matters in their discretion. The Board of Directors has voted in favor of all the proposals and recommends that you vote “FOR” each nominee for Director and the proposal to approve the new investment advisory agreement. TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒ 1. To elect eight Directors to the Board of Directors. FOR ALLWITHHOLD ALLFOR ALL EXCEPT* (01) R. Jay Gerken (05)Carol C. McMullen☐ ☐ ☐ (02) Jeffrey R. Holland (06)Garry L. Moody (03) Jeanette W. Loeb (07)Emilie D. Wrapp (04) John A. Lovito (08)Alexander Chaloff *Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line below. 2. To approve a new investment advisory agreement with AllianceBernstein L.P. To vote all Funds FOR ☐ To vote all Funds AGAINST ☐ To ABSTAIN votes for all Funds ☐, or vote separately by Fund(s) below. If you own the same fund in multiple accounts, that fund name will appear multiple times. FOR AGAINST ABSTAINFOR AGAINSTABSTAIN 01 FundName1 ☐ ☐ ☐ 02 FundName2 ☐ ☐ ☐ 03 FundName3 ☐ ☐ ☐ 04 FundName4 ☐ ☐ ☐ 05 FundName5 ☐ ☐ ☐ 06 FundName6 ☐ ☐ ☐ 100438_ABVPS